SUPPLEMENT DATED SEPTEMBER 28, 1995 TO THE CURRENT STATEMENT OF ADDITIONAL INFORMATION OF LORD ABBETT TAX-FREE INCOME FUND




















This page, together with the National sales piece, constitutes the entire supplement dated September 28, 1995 to the Lord Abbett Tax-Free Income Fund's current statement of additional information.

[PHOTO OF DAVE               ARE YOU GETTING THE                   [PHOTO OF SUE
 APPEARS HERE]                  MOST FROM YOUR                     APPEARS HERE]
                                  INVESTMENT?

                  Both National Tax-Free Series Shareholders
           Are Happy, But One's Investment Is Worth $148,270 More.

                                     HOW?

                      THE POWER OF REINVESTING DIVIDENDS
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BOTH DAVE AND SUE INVESTED $100,000/(1)/ IN LORD ABBETT TAX-FREE INCOME FUND-
NATIONAL SERIES ON APRIL 2, 1984 (when the Fund commenced operations).

 . Dave reinvested all distributions.

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 . Sue reinvested capital gains distributions and received  dividends in cash.

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 . At the end of eleven and one-quarter years, Sue was pleased with the results:
  her original $100,000 investment had grown to $121,942, and had provided her with $89,816 in dividends free from federal income tax over the period.

  ------------------------------------------------------------------------------

 . By reinvesting dividends, however, Dave's account was worth $270,212.

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                           $100,000 Investments in
              Lord Abbett Tax-Free Income Fund - National Series
                               4/2/84 - 6/30/95

                           [BAR CHART APPEARS HERE]

$100,000 investment: 4/2/84-6/30/95 at 3.75% sales charge.

BAR #1--Total return (dividends and capital gains reinvested). $270,212.

BAR #2--Dividends in cash, capital gains reinvested. $121.942.

Dave's Account (all distributions reinvested)                        $270,212

Sue's Account (dividends in cash,
capital gains reinvested)                                 $121,942

                                                   Account Value on 6/30/95
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/(1)/Reflects the deduction of a reduced sales charge of 3.75% for investments of $100,000.

SEC-required uniformly computed average annual rates of total return and yield for the Fund at the current maximum sales charge of 4.75% for the following periods ended 6/30/95 were:

10 years               5 years             1 year               30-day yield
--------               -------             ------               ------------
+8.41%                 +6.64%              +2.30%               4.96%

Past performance is no indication of future results. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. For more complete information about the National Series, including a description of charges and expenses, call your financial adviser or Lord, Abbett & Co. at 800-874-3733 for a prospectus. You should read the prospectus carefully before investing.

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DOES REINVESTING MAKE SENSE FOR YOU?

Of course, reinvesting dividends is not for everyone. Consult with your financial adviser and, if you do not need to receive dividend checks from your Fund investment, consider compounding your earnings with the National Series. You may be surprised at the difference it can make!

                              IT'S CONVENIENT.

              Dividends are reinvested automatically every month.

                                 IT'S EASY.

           Call Shareholder Services at 800-821-5129 to switch your
                         account to dividend reinvest.

                                 IT'S FREE.

                There is no Fund charge to reinvest dividends.

                              ----------------
                                DON'T DELAY.
--------------------------------------------------------------------------------
                                DO IT TODAY.
                              ----------------

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If interest rates rise, the value of bonds purchased by the Series would decrease, causing a decrease in the Series' share value. The performance results quoted herein reflect past performance, current sales charges and appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Tax consequences are not reflected. In the event the Series does not invest entirely in municipal bonds, federal and/or state tax may be applicable to interest income and/or shares of the Series. Private activity bonds may increase the alternative minimum tax for shareholders subject to it. The Series' current sales charge structure has changed from the past. If used after 9/30/95, this piece must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.


[LOGO APPEARS HERE]   Lord, Abbett & Co.
                      Investment Management
A Tradition of Performance Through Disciplined Investing

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The GM Building * 767 Fifth Avenue * New York, NY 10153-0203 * 800-426-1130


                                                                       LAC508119
                                                                          (9/95)